Exhibit 10.2

March 27, 2023

Oak Woods Acquisition Corporation

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

Attn: Lixin Zheng, CEO

EF Hutton, division of

Benchmark Investments,

LLC 590 Madison Avenue,

39th Floor New York, NY

10022 Attn: Jim Campbell

Re: Initial Public Offering

Ladies and Gentlemen:

This letter agreement is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Oak Woods Acquisition Corporation, a Cayman Islands exempt limited company (the “Company”), and EF Hutton, division of Benchmark Investments, LLC, as Representative (the “Representative”) of the several underwriters named on Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one Class A Ordinary Share of the Company, $0.0001 par value (the “Ordinary Shares”), one warrant, where each warrant entitles the holder to purchase one Class A Ordinary Share of the Company at a price of $11.50 per share (the “Warrants”), and one right to receive one-sixth (1/6) of one Class A Ordinary Share of the Company (the “Rights”). Certain capitalized terms used herein are defined in paragraph [18] hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned Insider as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Insider hereby agrees with the Company as follows:

1. If the Company solicits approval of its shareholders of a Business Combination, the undersigned Insider will vote all Class A Ordinary Shares and Class B Ordinary Shares beneficially owned by him, her or it, whether acquired before, in or after the IPO, in favor of such Business Combination.

2. The undersigned hereby agrees that in the event that the Company fails to consummate a Business Combination within twelve (12) months, the time period by which the Company must consummate a Business Combination may be extended by up to eigtheen (18) months. For such extension, Whale Bay International Company Limited (and/or its affiliates or designees) is required to deposit into the Trust Fund for each additional one-month period, an aggregate of $500,000, or up to $575,000 if the Underwriters' over-allotment option was exercised in full (in either case, $0.033 per IPO Share per month) on or prior to the date of the applicable deadline. Such extension payments would be made in the form of non-interest bearing loans to the Company (the “Extension Loans”), which are due and payable on the consummation of the initial Business Combination out of the proceeds of the Trust Fund released to the Company, or at the option of Whale Bay International Company Limited, all or a portion of all of the total loan amount may be converted into Units at a price of $10.00 per Unit, which Units will be identical to the Private Units. If the Company does not complete a Business Combination, the Extension Loans will be repaid out of funds not held in the trust account, and only to the extent available.

3. (a) Unless the Company’s shareholders are previously given the option to redeem their shares in connection with amending applicable documents to extend the time that the Company has to complete a Business Combination, if the Company fails to consummate a Business Combination within 12 months from the closing of the IPO (or, in the event that the Company extended the period of time to consummate a business combination up to 18 months from the closing of the IPO, as specified in the Company’s amended and restated certificate of incorporation), then the undersigned Insider shall take all reasonable steps to (i) cause the Trust Fund to be liquidated and distributed to the holders of the IPO Shares and (ii) cause the Company to liquidate as soon as reasonably practicable.

(b) The undersigned Insider hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his, her or its Insider Shares and any shares underlying the Private Units (“Claim”) and hereby waives any Claim the undersigned Insider may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned Insider acknowledges and agrees that there will be no distribution from the Trust Fund with respect to any Ordinary Shares, Warrants or Rights underlying the Private Units, all of which will terminate on the Company’s liquidation.

4. In the event of the liquidation of the Trust Fund, the undersigned Insider agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any target business or vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount of funds in the Trust Fund; provided that such indemnity shall not apply if such target business, vendor or other person has executed an agreement waiving any claims against the Trust Fund.

5. In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, the undersigned Insider agrees to advance such funds necessary to complete such liquidation and agrees not to seek recourse for such expenses.

6. (a) During the period ending 180 days after the effective date of the Underwriting Agreement, the undersigned Insider hereby agrees he, she or it shall not, without the prior written consent of the Representative, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder, with respect to any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). The undersigned Insider acknowledges and agrees that, prior to the effective date of any release or waiver of the restrictions set forth in this paragraph [6], the Company shall announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer of securities that is not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

(b) The undersigned Insider hereby agrees that none of the Private Units or any Class A Ordinary Shares, Warrants or Rights underlying the Private Units may be sold, assigned or transferred (except to the Permitted Transferees) until after the consummation of the initial Business Combination. The “Permitted Transferees” include: (i) transfers among the Insiders, to our officers, directors, advisors and employees, (ii) transfers to an insider’s affiliates or its members upon its liquidation, (iii) transfers to relatives and trusts for estate planning purposes, (iv) transfers by virtue of the laws of descent and distribution upon death, (v) transfers pursuant to a qualified domestic relations order, (vi) private sales made at prices no greater than the price at which the securities were originally purchased or (vii) transfers to us for cancellation in connection with the consummation of an initial business combination, in each case (except for clause (vii)) where the transferee agrees to the same transfer restrictions, as well as the other applicable restrictions and agreements of the holders of the insider shares.

7. The undersigned Insider will escrow all of his, her or its Insider Shares pursuant to the terms of a Stock Escrow Agreement, which the Company will enter into with the undersigned Insider and an escrow agent acceptable to the Company.

8. The undersigned Insider agrees that until the Company consummates a Business Combination, the undersigned Insider’s Private Units will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned Insider’s Private Units.

9. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned Insider agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned Insider might have.

10. The undersigned Insider acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders or their affiliates, including any company that is a portfolio company of, or otherwise affiliated with, or has received financial investment from, an entity with which any Insider or its affiliates is affiliated, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm (or another independent firm that commonly renders valuation opinions for the type of target business that the Company is seeking to acquire) that such Business Combination is fair to the Company’s unaffiliated shareholders from a financial point of view.

11. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in connection with, the consummation of the Business Combination; provided that the Company shall be allowed to repay working capital loans (the “Working Capital Loans”) made by the undersigned Insider to the Company in cash upon consummation of the Business Combination. Notwithstanding the foregoing, the undersigned Insider and any affiliate of the undersigned Insider shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with identifying, investigating and consummating a Business Combination.

12. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned Insider, any member of the family of the undersigned Insider or any affiliate of the undersigned Insider originates a Business Combination.

13. The undersigned Insider agrees to be a [director/officer] of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned Insider’s biographical information previously furnished to the Company and the Representative is true and accurate in all material respects, does not omit any material information with respect to the undersigned Insider’s biography and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended (the “Securities Act”).]8 The undersigned Insider’s FINRA Questionnaire and Director and Officer Questionnaire previously furnished to the Company and the Representative is true and accurate in all material respects. The undersigned Insider represents and warrants that:

(a)	He, she or it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him, her or it, or any partnership in which he or she was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(b)	He, she or it has never had a receiver, fiscal agent or similar officer been appointed by a court for his business or property, or any such partnership;

(c)	He, she or it has never been convicted of fraud in a civil or criminal proceeding;

(d)	He, she or it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e)	He, she or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him, her or it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f)	He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his, her or its right to engage in any activity described in clause (e)(i) above, or to be associated with persons engaged in any such activity;

(g)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i)	He, she, or it has never been the subject of, or a party to, any Federal, State or foreign judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal, State or foreign securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j)	He, she or it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k)	He, she or it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l)	He, she or it was never subject to a final order of a state or foreign securities commission (or an agency of officer of a state performing like functions); a state or foreign authority that supervises or examines banks, savings associations, or credit unions; a state or foreign insurance commission (or an agency or officer of a state performing like functions); an appropriate federal or foreign banking agency; the CFTC; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m)	He, she or it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of the sale of the Units, restrained or enjoined him, her or it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC or any foreign regulatory agency with similar functions; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n)	He, she or it has never been subject to any order of the SEC or any foreign regulatory agency with similar functions that orders him, her or it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c) and Section 206(1) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o)	He, she or it has never filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p)	He, she or it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q)	He, she or it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the CFTC; or the National Credit Union Administration that bars the undersigned Insider from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r)	He, she or it is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(f) of the Advisers Act that: (i) suspends or revokes the undersigned Insider’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned Insider from being associated with any entity or from participating in the offering of any penny stock; and

(s)	He, she or it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self- regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

14. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement [and the undersigned Insider has full right and power, without violating any agreement by which he, she or it is bound, to serve as a Director and/or officer of the Company and consents to being named in the registration statement on Form S-1 and prospectus filed by the Company with the SEC, road show and any other materials as an officer and/or director of the Company, as applicable.]9.

15. The undersigned Insider hereby waives his, her or its right to exercise redemption rights with respect to any Class A or Class B Ordinary Shares owned or to be owned by the undersigned Insider, directly or indirectly, whether purchased by the undersigned Insider prior to the IPO, in the IPO or in the aftermarket, and agrees that he, she or it will not seek redemption with respect to or otherwise sell such shares in connection with any vote to approve a Business Combination with respect thereto, a vote to amend the provisions of the Company’s Amended and Restated Certificate of Incorporation, or a tender offer by the Company prior to a Business Combination.

16. The undersigned Insider hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company offers holders of IPO Shares the right to receive their pro rata portion of the funds then held in the Trust Fund.

17. In connection with Section 5-1401 of the General Obligations Law of the State of New York, this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this letter agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non- prevailing party or as otherwise directed by the arbitrators.

18. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, contractual arrangement, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and shareholders of the Company immediately prior to the IPO and, for the avoidance of doubt, does not include the Representative or the Underwriters; (iii) “Insider Shares” means all of the shares of Common Stock acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the Class A Ordinary Shares issued in the IPO; (v) “Private Units” means (x) the Units purchased in the private placement taking place simultaneously with the consummation of the IPO, (y) the additional Units purchased in the private placement taking place simultaneously with any exercise of the over-allotment option by the underwriters in the IPO as described in the Registration Statement and (z) any additional Units issued in consideration of Working Capital Loans or Extension Loans; (vi) “Registration Statement” means the registration statement on Form S-1 filed by the Company with respect to the IPO; and (vii) “Trust Fund” means the trust fund into which a portion of the net proceeds of the IPO will be deposited.

19. Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

If to the Representative:

If to the Representative:

EF Hutton, division of Benchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

Attn: Sam Fleischman, Supervisory Principal

Email: sfleischman@efhuttongroup.com

Copy (which copy shall not constitute notice) to:

Ortoli Rosenstadt LLP

366 Madison Avenue, 3rd Floor

New York, NY 10017

Attn: William S. Rosenstadt, Esq.

Mengyi “Jason” Ye, Esq.

Yarona L. Yieh, Esq.

Telephone: (212) 588-0022

Email: wsr@orllp.legal

jye@orllp.legal

yly@orllp.legal

If to the Company:

Oak Woods Acquisition Corporation

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

Attn: Lixin Zheng, CEO

Telephone: (+1) 403-561-7750

Email: lxzheng@hotmail.com

Copy (which copy shall not constitute notice) to:

Raiti, PLLC

1345 Avenue of the Americas

New York, NY 10105

Attn: Warren A. Raiti, Esq.

Doris Liu, Esq.

Telephone: (212) 590-2328

Email: wraiti@raitipllc.com hliu@raitipllc.com

20. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof.

21. The undersigned Insider acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

[Signature Page Follows]

Sincerely,

By:	/s/ Fen Zhang
Name of Insider: Fen Zhang

Acknowledged and Agreed:

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

Signature Page to Insider Letter Agreement

March 27, 2023

Oak Woods Acquisition Corporation 101 Roswell Drive, Nepean, Ontario, K2J OHS, Canada

Attn: Lixin Zheng, CEO

EF Hutton, division of Benchmark Investments, LLC 590 Madison Avenue, 39th Floor New York, NY 10022 Attn: Jim Campbell

Re: Initial Public Offering

Ladies and Gentlemen:

This letter agreement is being delivered to you in accordance with the Underwriting Agreement (the "Undenvriting Agreemenf') entered into by and between Oak Woods Acquisition Corporation, a Cayman Islands exempt limited company (the "Company"), and EF Hutton, division of Benchmark Investments, LLC, as Representative (the "Representative") of the several underwriters named on Schedule A thereto (the "Underwriters"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the"Units"), each comprised of one Class A Ordinary Share of the Company, $0.0001 par value (the "Ordinary Shares"), one warrant, where each warrant entitles the holder to purchase one Class A Ordinary Share of the Company at a price of $11.50 per share (the "Warrants"), and one right to receive one-sixth (1/6) of one Class A Ordinary Share of the Company (the "Rights"). Certain capitalized terms used herein are defined in paragraph [18] hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned Insider as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Insider hereby agrees with the Company as follows:

I. If the Company solicits approval of its shareholders of a Business Combination, the undersigned Insider will vote all Class A Ordinary Shares and Class B Ordinary Shares beneficially owned by him, her or it, whether acquired before, in or after the IPO, in favor of such Business Combination.

2. The undersigned hereby agrees that in the event that the Company fails to consummate a Business Combination within twelve (12) months, the time period by which the Company must consummate a Business Combination may be extended by up to eigtheen (18) months. For such extension, Whale Bay International Company Limited (and/or its affiliates or designees) is required to deposit into the Trust Fund for each additional one-month period, an aggregate of $500,000, or up to $575,000 if the Underwriters' over-allotment option was exercised in full (in either case, $0.033 per IPO Share per month) on or prior to the date of the applicable deadline. Such extension payments 'would be made in theform ofnon-interest bearing loans to the Company (the "Extension Loans"), which are due and payable on the consummation of the initial Business Combination out of the proceeds of the Trust Fund released to the Company, or at the option of Whale Bay International Company Limited, all or a portion of all of the total loan amount may be converted into Units at a price of $10.00 per Unit, which Units will be identical to the Private Units. If the Company does not complete a Business Combination, the Extension Loans will be repaid out of funds not held in the trust account, and only to the extent available.

3. (a) Unless the Company's shareholders are previously given the option to redeem their shares in connection with amending applicable documents to extend the time that the Company has to complete a Business Combination, if the Company fails to consummate a Business Combination within 12 months from the closing of the IPO (or, in the event that the Company extended the period of time to consummate a business combination up to I 8 months from the closing of the IPO, as specified in the Company's amended and restated certificate of incorporation), then the W1dersigned Insider shall take all reasonable steps to (i) cause the Trust Fund to be liquidated and distributed to the holders of the IPO Shares and (ii) cause the Company to liquidate as soon as reasonably practicable.

(b) The undersigned Insider hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his, her or its Insider Shares and any shares underlying the Private Units ("Claim") and hereby waives any Claim the undersigned Insider may have in the future as a result of, or arising out of any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever, The undersigned Insider acknowledges and agrees that there will be no distribution from the Trust Fund with respect to any Ordinary Shares, Warrants or Rights underlying the Private Units, all of which will terminate on the Company's liquidation.

4. In the event of the liquidation of the Trust Fund, the undersigned Insider agrees to indemnify and hold ham1less the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any target business or vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount of funds in the Trust Fund; provided that such indemnity shall not apply if such target business, vendor or other person has executed an agreement waiving any claims against the Trust Fund.

5. In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, the undersigned Insider agrees to advance such funds necessary to complete such liquidation and agrees not to seek recourse for such expenses.

6. (a) During the period ending 180 days after the effective date of the Underwriting Agreement, the undersigned Insider hereby agrees he, she or it shall not, without the prior written consent of the Representative, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to ,dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Acf'), and the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC') promulgated thereunder, with respect to any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into1 or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). The undersigned Insider acknowledges and agrees that, prior to the effective date of any release or waiver of the restrictions set forth in this paragraph [6], the Company shall announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer of securities that is not for consideration and (ii) the transferee has agreed in writing to bebound by the same terms described in this letter agreement to the extent and for the duration that such tenns remain in effect at the time of the transfer.

(b) The undersigned Insider hereby agrees that none of the Private Units, or any Class A Ordinary Shares, Warrants or Rights underlying the Private Units may be sold, assigned or transferred (except to the Permitted Transferees) until after the consummation of the initial Business Combination. The "Permitted Transferees" include: (i) transfers among the Insiders, to our officers, directors, advisors and employees, (ii) transfers to an insider's affiliates or its members upon its liquidation, (iii) transfers to relatives and trusts for estate planning purposes, (iv) transfers by virtue of the laws of descent and distribution upon death, (v) transfers pursuant to a qualified domestic-relations order, (vi) private sales made at prices no greater than the price at which the securities were originally purchased or (vii) transfers to us for cancellation in connection with the consummation of an initial business combination, in each case (except for clause (vii)) where the transferee agrees to the same transfer restrictions, as well as the other applicable restrictions and agreements of the holders of the insider shares.

7. The undersigned Insider will escrow all of his, her or its Insider Shares pursuant to the-terms of a Stock Escrow Agreement, which the Company will enter into with the undersigned Insider and an escrow agent acceptable to the Company.

8. The undersigned Insider agrees that until the Company consummates a Business Combination, the undersigned Insider's Private Units will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned Insider's Private Units.

9. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned Insider agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the-undersigned Insider might have.

10. The undersigned Insider acknowledges and agrees th!l,t prior to entering into a Business Combination with a target business that is affiliated with any Insiders or their affiliates, including any company that is a portfolio company of, or otherwise affiliated with, or has received fmancial investment from, an entity with which any Insider or its affilia,tes is affiliated, such transac;:tion must be approved by a majority of the Company's disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm (or another independent finn that commonly renders valuation opinions for the type of target business that the Company is seeking to acquire) that such Business Combination is fair to the Company's unaffiliated shareholders from a financial point of view.

11. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in connection with, the consummation of the Business Combination; provided that the Company shall be allowed to repay working capital loans (the"Working Capital LoanS") made by the undersigned Insider to the Company in cash upon consummation of the Business Combination. Notwithstanding the foregoing, the undersigned Insider and any affiliate of the undersigned Insider shall be entitled to reimbursement from the Company for their out of-pocket expenses incw-red in connection with identifying, investigating and consummating a Business Combination.

12. Neither the undersigned Insider, any member ofthe family of the undersigned Insider, nor any affiliate of the undersigned Insiderwiil be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned Insider, any member of the family of the undersigned Insider or any affiliate of the undersigned Insider originates a Business Combination.

13. The undersigned Insider agrees to be _a [director/officer] of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of theCompany. The undersigned Insider's biographical information previously furnished to the Company and the Representative is true and accurate in all material respects, does not omit any material information with respect to the undersigned Insider's biography and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended (the "Securities Acf').]8 The undersigned Insider's FINRA Questionnaire and Director and Officer Questionnaire previously furnished to the Company and the Representative is true and _accurate in all material respects. The undersigned Insider represents and warrants that:

(a)	He, she or it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him, her or it, or any partnership in which he or she was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(b)	He, she or it has never had a receiver, fiscal agent or similar officer been appointed by a court for his business or property, or any such partnership;

(c)	He, she or it has never been convicted of fraud in a civil or criminal proceeding;

(d)	He, she or it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e)	He, she or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, pe:nnanently or temporarily enjoining or otherwise limiting him, her or it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission ("CFTC') or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f)	He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his, her or its right to engage in any activity described in clause (e)(i) above, or to be associated with persons engaged in any such activity;

(g)	He, she, or it has never been found by a court of competent jurisdiqtion in a civil action or by the SEC tb have violated any federal or state securities law, where the judgment in such civil action or findlllg by the SEC has not been subsequently reversed, suspended or vacated;

(h)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i)	He, she, or it has never been the subject of, or a party to, any Federal, State or foreign judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal, State or foreign securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

0)	He, she or it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k)	He, she or it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(I)	He, she .or it was never subject to a final order of a state or foreign securities commission (or an agency of officer of a state performing like functions); a state or foreign authority that supervises or examines banks, savings associations, or credit unions; a state or foreign insurance commission (or an agency or officer of a state performing like functions); an appropriate federal or foreign banking agency; the CFTC; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m)	He, she or it has never been subject to any order,judgment or decree of any court of competent jurisdiction, that, at the time of the sale of the Units, restrained or enjoined him, her or it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC or any foreign regulatory agency with similar :functions; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealerj investment adviser or paid solicitor of purchasers of securities;

(n)	He, she or it has never been subject to any order of the SEC or any foreign regulatory agency with similar functions that orders him, her or it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(l) of the Securities Act, Section IO(b) of the Exchange Act and Rule lOb-5 thereunder, Section 15(c) and Section 206(1) of the Investment Advisers Act of 1940, as amended (the ''Advisers Act"), or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o)	He, she or it has never filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to detetmine whether a stop order or suspension order should be issued;

(p)	He, she or it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q)	He, she or it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state perfonning like functions); an appropriate federal banking agency; the CFTC; or the National Credit Union Administration that bars the undersigned Insider from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

He, she or it is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(!) of the Advisers Act that: (i) suspends or revokes the undersigned Insider's registration as a broker, dealer; municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned Insider from being associated with any entity or from participating in the offering of any penny stock; and

(s)	He, she or it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a ·securities self regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

14. The undersigned has full right and power, \Vithout violating any agreement by which he, she or it is bound, to enter into this letter agreement [and the undersigned Insider has full right and power, without violating any agreement by which he, she or it is bound, to serve as a Director and/or officer ofthe Company and consents tnbeing named in the registration statement on Farm S-1 and prospectus filed by the Company with the SEC, road show and any other materials as an officer and/or director of the Company, as applicable.]9.

15. The undersigned Insider hereby waives his, her or its right to exercise redemption rights with respect to any Class A or Class B Ordinary Shares·owned or to be owned by the undersigned Insider, directly or indirectly, whether purchased by the undersigned Insider prior to the IPO, in the IPO or in the aftermarket, and agrees that he, she or it will not seek redemption with respect to or otherwise sell such shares in connection with any vote to approve a Business Combination with respect thereto, a vote to amend the provisions of the Company's Amended and Restated Certificate of Incorporation, or a tender offer by the Company prior to a Business Combination.

16. The undersigned Insider hereby agrees to not propose, or vote in favor of, an amendment to the Company's Amended and Restated Certificate of Incorporation with respect to the Company's pre Business Combination activities prior to the consummation of a Business Combination unless the Company offers holders ofIPO Shares the right to receive their pro rata portion of the funds then held in the Trust Fund.

17. In connection with Section 5-1401 of the General Obligations Law of the State of New York, this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this letter agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be brought before the AAA International Center for Dispute Resolution's offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel's decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party's legal fees and expenses, shall be borne by the non- prevailing party or as otherwise directed by the arbitrators.

18. As used herein, (i) a "Business Combination" means a merger, share exchange, asset acquisition, contractual arrangement, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) "Insiders" means all officers, directors and shareholders of the Company immediately prior to the IPO and, for the avoidance of doubt, does not include the Representative or the Underwriters; (iii) "Insider Shares" means all of the shares of Common Stock acquired by an Insider prior to the IPO; (iv) "IPO Shares" means the Class A Ordinary Shares issued in the IPO; (v) "Private Units" means (x) the Units purchased in the private placement taking place simultaneously with the consummation of the IPO, (y) the additional Units purchased in the private placement taking place simultaneously with any exercise of the over-allotment option by the underwriters in the IPO as described in the Registration Statement and (z) any additional Units issued in consideration of Working Capital Loans or Extension Loans; (vi) "Registration Statement' means the registration statement on Form S-1 filed by the Company with respect to the IPO; and (vii) "Trust Funt!' means the trust fund into which a portion of the net proceeds of the IPO will be deposited.

19. Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

If to the Representative:

If to the Representative:

EF Hutton, division ofBenchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

Attn: Sam Fleischman, Supervisory Principal

Email: sfleischman@efhuttongroup.com

Copy (which copy shall not constitute notice) to:

Ortoli Rosenstadt LLP

366 Madison Avenue, 3rd Floor

NewYork,NY10017

Attn: William S. Rosenstadt, Esq.

Mengyi "Jason" Ye, Esq.

Yarona L. Yieh, Esq.

Telephone: (212) 588-0022

Email: wsr@orllp.legal jye@orllp.legal

yly@orllp.legal

If to the Company:

Oak Woods Acquisition Corporation

101 Roswell Drive, Nepean, Ontario,

K2J OHS, Canada

Attn: Lixin Zheng, CEO

Telephone: (+1) 403-561-7750

Email: lxzheng@hotmail.com

Copy (which copy shall not constitute notice) to:

Raiti, PLLC

1345 Avenue of the Americas

New York, NY 10105

Attn: Warren A. Raiti, Esq.

Doris Liu, Esq.

Telephone: (212) 590-2328

Email: wraiti@raitipllc.com

hliu@raitipllc.com

20. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof.

21. The undersigned Insider acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

[Signature Page Follows]

Sincerely,

By:	/s/ John O'Donnell
Name of Insider: John O'Donnell

Acknowledged and Agreed:

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

Signature Page to Insider Letter Agreement

March 27, 2023

Oak Woods Acquisition Corporation

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

Attn: Lixin Zheng, CEO

EF Hutton, division of

Benchmark Investments,

LLC 590 Madison Avenue,

39th Floor New York, NY

10022 Attn: Jim Campbell

Re: Initial Public Offering Ladies and Gentlemen:

This letter agreement is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Oak Woods Acquisition Corporation, a Cayman Islands exempt limited company (the “Company”), and EF Hutton, division of Benchmark Investments, LLC, as Representative (the “Representative”) of the several underwriters named on Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one Class A Ordinary Share of the Company, $0.0001 par value (the “Ordinary Shares”), one warrant, where each warrant entitles the holder to purchase one Class A Ordinary Share of the Company at a price of $11.50 per share (the “Warrants”), and one right to receive one-sixth (1/6) of one Class A Ordinary Share of the Company (the “Rights”). Certain capitalized terms used herein are defined in paragraph [18] hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned Insider as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Insider hereby agrees with the Company as follows:

1. If the Company solicits approval of its shareholders of a Business Combination, the undersigned Insider will vote all Class A Ordinary Shares and Class B Ordinary Shares beneficially owned by him, her or it, whether acquired before, in or after the IPO, in favor of such Business Combination.

2. The undersigned hereby agrees that in the event that the Company fails toc onsummate a Business Combination within twelve (12) months, the time period by which the Company must consummate a Business Combination may be extended by up to eigtheen (18) months. For such extension, Whale Bay International Company Limited (and/or its affiliates or designees) is required to deposit into the Trust Fund for each additional one-month period, an aggregate of $500,000, or up to $575,000 if the Underwriters' over-allotment option was exercised in full (in either case, $0.033 per IPO Share per month) on or prior to the date of the applicable deadline. Such extension payments would be made in the form of non-interest bearing loans to the Company (the “Extension Loans”), which are due and payable on the consummation of the initial Business Combination out of the proceeds of the Trust Fund released to the Company, or at the option of Whale Bay International Company Limited, all or a portion of all of the total loan amount may be converted into Units at a price of $10.00 per Unit, which Units will be identical to the Private Units. If the Company does not complete a Business Combination, the Extension Loans will be repaid out of funds not held in the trust account, and only to the extent available.

3. (a) Unless the Company’s shareholders are previously given the option to redeem their shares in connection with amending applicable documents to extend the time that the Company has to complete a Business Combination, if the Company fails to consummate a Business Combination within 12 months from the closing of the IPO (or, in the event that the Company extended the period of time to consummate a business combination up to 18 months from the closing of the IPO, as specified in the Company’s amended and restated certificate of incorporation), then the undersigned Insider shall take all reasonable steps to (i) cause the Trust Fund to be liquidated and distributed to the holders of the IPO Shares and (ii) cause the Company to liquidate as soon as reasonably practicable.

(b) The undersigned Insider hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his, her or its Insider Shares and any shares underlying the Private Units (“Claim”) and hereby waives any Claim the undersigned Insider may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned Insider acknowledges and agrees that there will be no distribution from the Trust Fund with respect to any Ordinary Shares, Warrants or Rights underlying the Private Units, all of which will terminate on the Company’s liquidation.

4. In the event of the liquidation of the Trust Fund, the undersigned Insider agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any target business or vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount of funds in the Trust Fund; provided that such indemnity shall not apply if such target business, vendor or other person has executed an agreement waiving any claims against the Trust Fund.

5. In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, the undersigned Insider agrees to advance such funds necessary to complete such liquidation and agrees not to seek recourse for such expenses.

6. (a) During the period ending 180 days after the effective date of the Underwriting Agreement, the undersigned Insider hereby agrees he, she or it shall not, without the prior written consent of the Representative, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder, with respect to any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). The undersigned Insider acknowledges and agrees that, prior to the effective date of any release or waiver of the restrictions set forth in this paragraph [6], the Company shall announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer of securities that is not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

(b) The undersigned Insider hereby agrees that none of the Private Units or any Class A Ordinary Shares, Warrants or Rights underlying the Private Units may be sold, assigned or transferred (except to the Permitted Transferees) until after the consummation of the initial Business Combination. The “Permitted Transferees” include: (i) transfers among the Insiders, to our officers, directors, advisors and employees, (ii) transfers to an insider’s affiliates or its members upon its liquidation, (iii) transfers to relatives and trusts for estate planning purposes, (iv) transfers by virtue of the laws of descent and distribution upon death, (v) transfers pursuant to a qualified domestic relations order, (vi) private sales made at prices no greater than the price at which the securities were originally purchased or (vii) transfers to us for cancellation in connection with the consummation of an initial business combination, in each case (except for clause (vii)) where the transferee agrees to the same transfer restrictions, as well as the other applicable restrictions and agreements of the holders of the insider shares.

7. The undersigned Insider will escrow all of his, her or its Insider Shares pursuant to the terms of a Stock Escrow Agreement, which the Company will enter into with the undersigned Insider and an escrow agent acceptable to the Company.

8. The undersigned Insider agrees that until the Company consummates a Business Combination, the undersigned Insider’s Private Units will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned Insider’s Private Units.

9. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned Insider agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned Insider might have.

10. The undersigned Insider acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders or their affiliates, including any company that is a portfolio company of, or otherwise affiliated with, or has received financial investment from, an entity with which any Insider or its affiliates is affiliated, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm (or another independent firm that commonly renders valuation opinions for the type of target business that the Company is seeking to acquire) that such Business Combination is fair to the Company’s unaffiliated shareholders from a financial point of view.

11. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in connection with, the consummation of the Business Combination; provided that the Company shall be allowed to repay working capital loans (the “Working Capital Loans”) made by the undersigned Insider to the Company in cash upon consummation of the Business Combination. Notwithstanding the foregoing, the undersigned Insider and any affiliate of the undersigned Insider shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with identifying, investigating and consummating a Business Combination.

12. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned Insider, any member of the family of the undersigned Insider or any affiliate of the undersigned Insider originates a Business Combination.

13. The undersigned Insider agrees to be a [director/officer] of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned Insider’s biographical information previously furnished to the Company and the Representative is true and accurate in all material respects, does not omit any material information with respect to the undersigned Insider’s biography and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended (the “Securities Act”).]8 The undersigned Insider’s FINRA Questionnaire and Director and Officer Questionnaire previously furnished to the Company and the Representative is true and accurate in all material respects. The undersigned Insider represents and warrants that:

(a)	He, she or it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him, her or it, or any partnership in which he or she was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(b)	He, she or it has never had a receiver, fiscal agent or similar officer been appointed by a court for his business or property, or any such partnership;

(c)	He, she or it has never been convicted of fraud in a civil or criminal proceeding;

(d)	He, she or it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e)	He, she or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him, her or it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f)	He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his, her or its right to engage in any activity described in clause (e)(i) above, or to be associated with persons engaged in any such activity;

(g)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i)	He, she, or it has never been the subject of, or a party to, any Federal, State or foreign judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal, State or foreign securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j)	He, she or it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k)	He, she or it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l)	He, she or it was never subject to a final order of a state or foreign securities commission (or an agency of officer of a state performing like functions); a state or foreign authority that supervises or examines banks, savings associations, or credit unions; a state or foreign insurance commission (or an agency or officer of a state performing like functions); an appropriate federal or foreign banking agency; the CFTC; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m)	He, she or it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of the sale of the Units, restrained or enjoined him, her or it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC or any foreign regulatory agency with similar functions; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n)	He, she or it has never been subject to any order of the SEC or any foreign regulatory agency with similar functions that orders him, her or it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c) and Section 206(1) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o)	He, she or it has never filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p)	He, she or it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q)	He, she or it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the CFTC; or the National Credit Union Administration that bars the undersigned Insider from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r)	He, she or it is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(f) of the Advisers Act that: (i) suspends or revokes the undersigned Insider’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned Insider from being associated with any entity or from participating in the offering of any penny stock; and

(s)	He, she or it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self- regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

14. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement [and the undersigned Insider has full right and power, without violating any agreement by which he, she or it is bound, to serve as a Director and/or officer of the Company and consents to being named in the registration statement on Form S-1 and prospectus filed by the Company with the SEC, road show and any other materials as an officer and/or director of the Company, as applicable.]9.

15. The undersigned Insider hereby waives his, her or its right to exercise redemption rights with respect to any Class A or Class B Ordinary Shares owned or to be owned by the undersigned Insider, directly or indirectly, whether purchased by the undersigned Insider prior to the IPO, in the IPO or in the aftermarket, and agrees that he, she or it will not seek redemption with respect to or otherwise sell such shares in connection with any vote to approve a Business Combination with respect thereto, a vote to amend the provisions of the Company’s Amended and Restated Certificate of Incorporation, or a tender offer by the Company prior to a Business Combination.

16. The undersigned Insider hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company offers holders of IPO Shares the right to receive their pro rata portion of the funds then held in the Trust Fund.

17. In connection with Section 5-1401 of the General Obligations Law of the State of New York, this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this letter agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non- prevailing party or as otherwise directed by the arbitrators.

18. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, contractual arrangement, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and shareholders of the Company immediately prior to the IPO and, for the avoidance of doubt, does not include the Representative or the Underwriters; (iii) “Insider Shares” means all of the shares of Common Stock acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the Class A Ordinary Shares issued in the IPO; (v) “Private Units” means (x) the Units purchased in the private placement taking place simultaneously with the consummation of the IPO, (y) the additional Units purchased in the private placement taking place simultaneously with any exercise of the over-allotment option by the underwriters in the IPO as described in the Registration Statement and (z) any additional Units issued in consideration of Working Capital Loans or Extension Loans; (vi) “Registration Statement” means the registration statement on Form S-1 filed by the Company with respect to the IPO; and (vii) “Trust Fund” means the trust fund into which a portion of the net proceeds of the IPO will be deposited.

19. Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

If to the Representative:

If to the Representative:

EF Hutton, division of Benchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

Attn: Sam Fleischman, Supervisory Principal

Email: sfleischman@efhuttongroup.com

Copy (which copy shall not constitute notice) to:

Ortoli Rosenstadt LLP

366 Madison Avenue, 3rd Floor

New York, NY 10017

Attn: William S. Rosenstadt, Esq.

Mengyi “Jason” Ye, Esq.

Yarona L. Yieh, Esq.

Telephone: (212) 588-0022

Email: wsr@orllp.legal jye@orllp.legal

yly@orllp.legal

If to the Company:

Oak Woods Acquisition Corporation

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

Attn: Lixin Zheng, CEO

Telephone: (+1) 403-561-7750

Email: lxzheng@hotmail.com

Copy (which copy shall not constitute notice) to:

Raiti, PLLC

1345 Avenue of the Americas

New York, NY 10105

Attn: Warren A. Raiti, Esq.

Doris Liu, Esq.

Telephone: (212) 590-2328

Email: wraiti@raitipllc.com

hliu@raitipllc.com

20. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof.

21. The undersigned Insider acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

[Signature Page Follows]

Sincerely,

By:	/s/ Lauren Simmons
Name of Insider: Lauren Simmons

Acknowledged and Agreed:

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

Signature Page to Insider Letter Agreement

March 27, 2023

Oak Woods Acquisition Corporation 101 Roswell Drive, Nepean, Ontario, K2J 0H5, Canada

Attn: Lixin Zheng, CEO

EF Hutton, division of Benchmark Investments, LLC 590 Madison Avenue, 39th Floor New York, NY 10022 Attn: Jim Campbell

Re: Initial Public Offering Ladies and Gentlemen:

This letter agreement is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Oak Woods Acquisition Corporation, a Cayman Islands exempt limited company (the “Company”), and EF Hutton, division of Benchmark Investments, LLC, as Representative (the “Representative”) of the several underwriters named on Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one Class A Ordinary Share of the Company,

$0.0001 par value (the “Ordinary Shares”), one warrant, where each warrant entitles the holder to purchase one Class A Ordinary Share of the Company at a price of $11.50 per share (the “Warrants”), and one right to receive one-sixth (1/6) of one Class A Ordinary Share of the Company (the “Rights”). Certain capitalized terms used herein are defined in paragraph [18] hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned Insider as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Insider hereby agrees with the Company as follows:

1. If the Company solicits approval of its shareholders of a Business Combination, the undersigned Insider will vote all Class A Ordinary Shares and Class B Ordinary Shares beneficially owned by him, her or it, whether acquired before, in or after the IPO, in favor of such Business Combination.

2. The undersigned hereby agrees that in the event that the Company fails to consummate a Business Combination within twelve (12) months, the time period by which the Company must consummate a Business Combination may be extended by up to eigtheen (18) months. For such extension, Whale Bay International Company Limited (and/or its affiliates or designees) is required to deposit into the Trust Fund for each additional one-month period, an aggregate of $500,000, or up to $575,000 if the Underwriters' over-allotment option was exercised in full (in either case, $0.033 per IPO Share per month) on or prior to the date of the applicable deadline. Such extension payments would be made in the form of non-interest bearing loans to the Company (the “Extension Loans”), which are due and payable on the consummation of the initial Business Combination out of the proceeds of the Trust Fund released to the Company, or at the option of Whale Bay International Company Limited, all or a portion of all of the total loan amount may be converted into Units at a price of $10.00 per Unit, which Units will be identical to the Private Units. If the Company does not complete a Business Combination, the Extension Loans will be repaid out of funds not held in the trust account, and only to the extent available.

3. (a) Unless the Company’s shareholders are previously given the option to redeem their shares in connection with amending applicable documents to extend the time that the Company has to complete a Business Combination, if the Company fails to consummate a Business Combination within 12 months from the closing of the IPO (or, in the event that the Company extended the period of time to consummate a business combination up to 18 months from the closing of the IPO, as specified in the Company’s amended and restated certificate of incorporation), then the undersigned Insider shall take all reasonable steps to (i) cause the Trust Fund to be liquidated and distributed to the holders of the IPO Shares and (ii) cause the Company to liquidate as soon as reasonably practicable.

(b) The undersigned Insider hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his, her or its Insider Shares and any shares underlying the Private Units (“Claim”) and hereby waives any Claim the undersigned Insider may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned Insider acknowledges and agrees that there will be no distribution from the Trust Fund with respect to any Ordinary Shares, Warrants or Rights underlying the Private Units, all of which will terminate on the Company’s liquidation.

4. In the event of the liquidation of the Trust Fund, the undersigned Insider agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any target business or vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount of funds in the Trust Fund; provided that such indemnity shall not apply if such target business, vendor or other person has executed an agreement waiving any claims against the Trust Fund.

5. In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, the undersigned Insider agrees to advance such funds necessary to complete such liquidation and agrees not to seek recourse for such expenses.

6. (a) During the period ending 180 days after the effective date of the Underwriting Agreement, the undersigned Insider hereby agrees he, she or it shall not, without the prior written consent of the Representative, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder, with respect to any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). The undersigned Insider acknowledges and agrees that, prior to the effective date of any release or waiver of the restrictions set forth in this paragraph [6], the Company shall announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer of securities that is not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

(b) The undersigned Insider hereby agrees that none of the Private Units or any Class A Ordinary Shares, Warrants or Rights underlying the Private Units may be sold, assigned or transferred (except to the Permitted Transferees) until after the consummation of the initial Business Combination. The “Permitted Transferees” include: (i) transfers among the Insiders, to our officers, directors, advisors and employees, (ii) transfers to an insider’s affiliates or its members upon its liquidation, (iii) transfers to relatives and trusts for estate planning purposes, (iv) transfers by virtue of the laws of descent and distribution upon death, (v) transfers pursuant to a qualified domestic relations order, (vi) private sales made at prices no greater than the price at which the securities were originally purchased or (vii) transfers to us for cancellation in connection with the consummation of an initial business combination, in each case (except for clause (vii)) where the transferee agrees to the same transfer restrictions, as well as the other applicable restrictions and agreements of the holders of the insider shares.

7. The undersigned Insider will escrow all of his, her or its Insider Shares pursuant to the terms of a Stock Escrow Agreement, which the Company will enter into with the undersigned Insider and an escrow agent acceptable to the Company.

8. The undersigned Insider agrees that until the Company consummates a Business Combination, the undersigned Insider’s Private Units will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned

Insider’s Private Units.

9. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned Insider agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned Insider might have.

10. The undersigned Insider acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders or their affiliates, including any company that is a portfolio company of, or otherwise affiliated with, or has received financial investment from, an entity with which any Insider or its affiliates is affiliated, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm (or another independent firm that commonly renders valuation opinions for the type of target business that the Company is seeking to acquire) that such Business Combination is fair to the Company’s unaffiliated shareholders from a financial point of view.

11. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in connection with, the consummation of the Business Combination; provided that the Company shall be allowed to repay working capital loans (the “Working Capital Loans”) made by the undersigned Insider to the Company in cash upon consummation of the Business Combination. Notwithstanding the foregoing, the undersigned Insider and any affiliate of the undersigned Insider shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with identifying, investigating and consummating a Business Combination.

12. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned Insider, any member of the family of the undersigned Insider or any affiliate of the undersigned Insider originates a Business Combination.

13. The undersigned Insider agrees to be a [director/officer] of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned Insider’s biographical information previously furnished to the Company and the Representative is true and accurate in all material respects, does not omit any material information with respect to the undersigned Insider’s biography and contains all of the information required to be disclosed pursuant to

Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended (the “Securities Act”).]8 The undersigned Insider’s FINRA Questionnaire and Director and Officer Questionnaire previously furnished to the Company and the Representative is true and accurate in all material respects. The undersigned Insider represents and warrants that:

(a)	He, she or it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him, her or it, or any partnership in which he or she was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(b)	He, she or it has never had a receiver, fiscal agent or similar officer been appointed by a court for his business or property, or any such partnership;

(c)	He, she or it has never been convicted of fraud in a civil or criminal proceeding;

(d)	He, she or it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e)	He, she or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him, her or it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f)	He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his, her or its right to engage in any activity described in clause (e)(i) above, or to be associated with persons engaged in any such activity;

(g)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i)

He, she, or it has never been the subject of, or a party to, any Federal, State or foreign judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal, State or foreign securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j)	He, she or it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k)	He, she or it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l)	He, she or it was never subject to a final order of a state or foreign securities commission (or an agency of officer of a state performing like functions); a state or foreign authority that supervises or examines banks, savings associations, or credit unions; a state or foreign insurance commission (or an agency or officer of a state performing like functions); an appropriate federal or foreign banking agency; the CFTC; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m)	He, she or it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of the sale of the Units, restrained or enjoined him, her or it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC or any foreign regulatory agency with similar functions; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n)	He, she or it has never been subject to any order of the SEC or any foreign regulatory agency with similar functions that orders him, her or it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c) and Section 206(1) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o)	He, she or it has never filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p)	He, she or it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q)	He, she or it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the CFTC; or the National Credit Union Administration that bars the undersigned Insider from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r)	He, she or it is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(f) of the Advisers Act that: (i) suspends or revokes the undersigned Insider’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned Insider from being associated with any entity or from participating in the offering of any penny stock; and

(s)	He, she or it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self- regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

14. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement [and the undersigned Insider has full right and power, without violating any agreement by which he, she or it is bound, to serve as a Director and/or officer of the Company and consents to being named in the registration statement on Form S-1 and prospectus filed by the Company with the SEC, road show and any other materials as an officer and/or director of the

Company, as applicable.]9.

15. The undersigned Insider hereby waives his, her or its right to exercise redemption rights with respect to any Class A or Class B Ordinary Shares owned or to be owned by the undersigned Insider, directly or indirectly, whether purchased by the undersigned Insider prior to the IPO, in the IPO or in the aftermarket, and agrees that he, she or it will not seek redemption with respect to or otherwise sell such shares in connection with any vote to approve a Business Combination with respect thereto, a vote to amend the provisions of the Company’s Amended and Restated Certificate of Incorporation, or a tender offer by the Company prior to a Business Combination.

16. The undersigned Insider hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company offers holders of IPO Shares the right to receive their pro rata portion of the funds then held in the Trust Fund.

17. In connection with Section 5-1401 of the General Obligations Law of the State of New York, this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this letter agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non- prevailing party or as otherwise directed by the arbitrators.

18. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, contractual arrangement, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and shareholders of the Company immediately prior to the IPO and, for the avoidance of doubt, does not include the Representative or the Underwriters; (iii) “Insider Shares” means all of the shares of Common Stock acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the Class A Ordinary Shares issued in the IPO; (v) “Private Units” means (x) the Units purchased in the private placement taking place simultaneously with the consummation of the IPO, (y) the additional Units purchased in the private placement taking place simultaneously with any exercise of the over-allotment option by the underwriters in the IPO as described in the Registration Statement and (z) any additional Units issued in consideration of Working Capital Loans or Extension Loans; (vi) “Registration Statement” means the registration statement on Form S-1 filed by the Company with respect to the IPO; and (vii) “Trust Fund” means the trust fund into which a portion of the net proceeds of the IPO will be deposited.

19. Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

If to the Representative:

If to the Representative:

EF Hutton, division of Benchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

Attn: Sam Fleischman, Supervisory Principal

Email: sfleischman@efhuttongroup.com

Copy (which copy shall not constitute notice) to:

Ortoli Rosenstadt LLP

366 Madison Avenue, 3rd Floor

New York, NY 10017

Attn: William S. Rosenstadt, Esq.

Mengyi “Jason” Ye, Esq.

Yarona L. Yieh, Esq.

Telephone: (212) 588-0022

Email: wsr@orllp.legal

jye@orllp.legal

yly@orllp.legal

If to the Company:

Oak Woods Acquisition Corporation

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

Attn: Lixin Zheng, CEO

Telephone: (+1) 403-561-7750

Email: lxzheng@hotmail.com

Copy (which copy shall not constitute notice) to:

Raiti, PLLC

1345 Avenue of the Americas

New York, NY 10105

Attn: Warren A. Raiti, Esq.

Doris Liu, Esq.

Telephone: (212) 590-2328

Email: wraiti@raitipllc.com

hliu@raitipllc.com

20. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof.

21. The undersigned Insider acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

[Signature Page Follows]

Sincerely,

By:	/s/ Mitchell Cariaga
Name of Insider: Mitchell Cariaga

Acknowledged and Agreed:

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

Signature Page to Insider Letter Agreement

March 27, 2023

Oak Woods Acquisition Corporation 101 Roswell Drive, Nepean, Ontario, K2J 0H5, Canada

Attn: Lixin Zheng, CEO

EF Hutton, division of Benchmark Investments, LLC 590 Madison Avenue, 39th Floor New York, NY 10022 Attn: Jim Campbell

Re: Initial Public Offering Ladies and Gentlemen:

This letter agreement is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Oak Woods Acquisition Corporation, a Cayman Islands exempt limited company (the “Company”), and EF Hutton, division of Benchmark Investments, LLC, as Representative (the “Representative”) of the several underwriters named on Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one Class A Ordinary Share of the Company,

$0.0001 par value (the “Ordinary Shares”), one warrant, where each warrant entitles the holder to purchase one Class A Ordinary Share of the Company at a price of $11.50 per share (the “Warrants”), and one right to receive one-sixth (1/6) of one Class A Ordinary Share of the Company (the “Rights”). Certain capitalized terms used herein are defined in paragraph [18] hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned Insider as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Insider hereby agrees with the Company as follows:

1. If the Company solicits approval of its shareholders of a Business Combination, the undersigned Insider will vote all Class A Ordinary Shares and Class B Ordinary Shares beneficially owned by him, her or it, whether acquired before, in or after the IPO, in favor of such Business Combination.

2. The undersigned hereby agrees that in the event that the Company fails to consummate a Business Combination within twelve (12) months, the time period by which the Company must consummate a Business Combination may be extended by up to eigtheen (18) months. For such extension, Whale Bay International Company Limited (and/or its affiliates or designees) is required to deposit into the Trust Fund for each additional one-month period, an aggregate of $500,000, or up to $575,000 if the Underwriters' over-allotment option was exercised in full (in either case, $0.033 per IPO Share per month) on or prior to the date of the applicable deadline. Such extension payments would be made in the form of non-interest bearing loans to the Company (the “Extension Loans”), which are due and payable on the consummation of the initial Business Combination out of the proceeds of the Trust Fund released to the Company, or at the option of Whale Bay International Company Limited, all or a portion of all of the total loan amount may be converted into Units at a price of $10.00 per Unit, which Units will be identical to the Private Units. If the Company does not complete a Business Combination, the Extension Loans will be repaid out of funds not held in the trust account, and only to the extent available.

3. (a) Unless the Company’s shareholders are previously given the option to redeem their shares in connection with amending applicable documents to extend the time that the Company has to complete a Business Combination, if the Company fails to consummate a Business Combination within 12 months from the closing of the IPO (or, in the event that the Company extended the period of time to consummate a business combination up to 18 months from the closing of the IPO, as specified in the Company’s amended and restated certificate of incorporation), then the undersigned Insider shall take all reasonable steps to (i) cause the Trust Fund to be liquidated and distributed to the holders of the IPO Shares and (ii) cause the Company to liquidate as soon as reasonably practicable.

(b) The undersigned Insider hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his, her or its Insider Shares and any shares underlying the Private Units (“Claim”) and hereby waives any Claim the undersigned Insider may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned Insider acknowledges and agrees that there will be no distribution from the Trust Fund with respect to any Ordinary Shares, Warrants or Rights underlying the Private Units, all of which will terminate on the Company’s liquidation.

4. In the event of the liquidation of the Trust Fund, the undersigned Insider agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any target business or vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount of funds in the Trust Fund; provided that such indemnity shall not apply if such target business, vendor or other person has executed an agreement waiving any claims against the Trust Fund.

5. In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, the undersigned Insider agrees to advance such funds necessary to complete such liquidation and agrees not to seek recourse for such expenses.

6. (a) During the period ending 180 days after the effective date of the Underwriting Agreement, the undersigned Insider hereby agrees he, she or it shall not, without the prior written consent of the Representative, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder, with respect to any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). The undersigned Insider acknowledges and agrees that, prior to the effective date of any release or waiver of the restrictions set forth in this paragraph [6], the Company shall announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer of securities that is not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

(b) The undersigned Insider hereby agrees that none of the Private Units or any Class A Ordinary Shares, Warrants or Rights underlying the Private Units may be sold, assigned or transferred (except to the Permitted Transferees) until after the consummation of the initial Business Combination. The “Permitted Transferees” include: (i) transfers among the Insiders, to our officers, directors, advisors and employees, (ii) transfers to an insider’s affiliates or its members upon its liquidation, (iii) transfers to relatives and trusts for estate planning purposes,

(iv) transfers by virtue of the laws of descent and distribution upon death, (v) transfers pursuant to a qualified domestic relations order, (vi) private sales made at prices no greater than the price at which the securities were originally purchased or (vii) transfers to us for cancellation in connection with the consummation of an initial business combination, in each case (except for clause (vii)) where the transferee agrees to the same transfer restrictions, as well as the other applicable restrictions and agreements of the holders of the insider shares.

7. The undersigned Insider will escrow all of his, her or its Insider Shares pursuant to the terms of a Stock Escrow Agreement, which the Company will enter into with the undersigned Insider and an escrow agent acceptable to the Company.

8. The undersigned Insider agrees that until the Company consummates a Business Combination, the undersigned Insider’s Private Units will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned

Insider’s Private Units.

9. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned Insider agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned Insider might have.

10. The undersigned Insider acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders or their affiliates, including any company that is a portfolio company of, or otherwise affiliated with, or has received financial investment from, an entity with which any Insider or its affiliates is affiliated, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm (or another independent firm that commonly renders valuation opinions for the type of target business that the Company is seeking to acquire) that such Business Combination is fair to the Company’s unaffiliated shareholders from a financial point of view.

11. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in connection with, the consummation of the Business Combination; provided that the Company shall be allowed to repay working capital loans (the “Working Capital Loans”) made by the undersigned Insider to the Company in cash upon consummation of the Business Combination. Notwithstanding the foregoing, the undersigned Insider and any affiliate of the undersigned Insider shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with identifying, investigating and consummating a Business Combination.

12. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned Insider, any member of the family of the undersigned Insider or any affiliate of the undersigned Insider originates a Business Combination.

13. The undersigned Insider agrees to be a [director/officer] of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned Insider’s biographical information previously furnished to the Company and the Representative is true and accurate in all material respects, does not omit any material information with respect to the undersigned Insider’s biography and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended (the “Securities Act”).]8 The undersigned Insider’s FINRA Questionnaire and Director and Officer Questionnaire previously furnished to the Company and the Representative is true and accurate in all material respects. The undersigned Insider represents and warrants that:

(a)	He, she or it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him, her or it, or any partnership in which he or she was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(b)	He, she or it has never had a receiver, fiscal agent or similar officer been appointed by a court for his business or property, or any such partnership;

(c)	He, she or it has never been convicted of fraud in a civil or criminal proceeding;

(d)	He, she or it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e)	He, she or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him, her or it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f)	He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his, her or its right to engage in any activity described in clause (e)(i) above, or to be associated with persons engaged in any such activity;

(g)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i)	He, she, or it has never been the subject of, or a party to, any Federal, State or foreign judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal, State or foreign securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j)	He, she or it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k)	He, she or it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l)	He, she or it was never subject to a final order of a state or foreign securities commission (or an agency of officer of a state performing like functions); a state or foreign authority that supervises or examines banks, savings associations, or credit unions; a state or foreign insurance commission (or an agency or officer of a state performing like functions); an appropriate federal or foreign banking agency; the CFTC; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m)	He, she or it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of the sale of the Units, restrained or enjoined him, her or it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC or any foreign regulatory agency with similar functions; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n)	He, she or it has never been subject to any order of the SEC or any foreign regulatory agency with similar functions that orders him, her or it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c) and Section 206(1) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o)	He, she or it has never filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p)	He, she or it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q)	He, she or it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the CFTC; or the National Credit Union Administration that bars the undersigned Insider from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r)	He, she or it is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(f) of the Advisers Act that: (i) suspends or revokes the undersigned Insider’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned Insider from being associated with any entity or from participating in the offering of any penny stock; and

(s)	He, she or it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self- regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

14. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement [and the undersigned Insider has full right and power, without violating any agreement by which he, she or it is bound, to serve as a Director and/or officer of the Company and consents to being named in the registration statement on Form S-1 and prospectus filed by the Company with the SEC, road show and any other materials as an officer and/or director of the

Company, as applicable.]9.

15. The undersigned Insider hereby waives his, her or its right to exercise redemption rights with respect to any Class A or Class B Ordinary Shares owned or to be owned by the undersigned Insider, directly or indirectly, whether purchased by the undersigned Insider prior to the IPO, in the IPO or in the aftermarket, and agrees that he, she or it will not seek redemption with respect to or otherwise sell such shares in connection with any vote to approve a Business Combination with respect thereto, a vote to amend the provisions of the Company’s Amended and Restated Certificate of Incorporation, or a tender offer by the Company prior to a Business Combination.

16. The undersigned Insider hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company offers holders of IPO Shares the right to receive their pro rata portion of the funds then held in the Trust Fund.

17. In connection with Section 5-1401 of the General Obligations Law of the State of New York, this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this letter agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non- prevailing party or as otherwise directed by the arbitrators.

18. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, contractual arrangement, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and shareholders of the Company immediately prior to the IPO and, for the avoidance of doubt, does not include the Representative or the Underwriters; (iii) “Insider Shares” means all of the shares of Common Stock acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the Class A Ordinary Shares issued in the IPO; (v) “Private Units” means (x) the Units purchased in the private placement taking place simultaneously with the consummation of the IPO, (y) the additional Units purchased in the private placement taking place simultaneously with any exercise of the over-allotment option by the underwriters in the IPO as described in the Registration Statement and (z) any additional Units issued in consideration of Working Capital Loans or Extension Loans; (vi) “Registration Statement” means the registration statement on Form S-1 filed by the Company with respect to the IPO; and (vii) “Trust Fund” means the trust fund into which a portion of the net proceeds of the IPO will be deposited.

19. Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

If to the Representative:

If to the Representative:

EF Hutton, division of Benchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

Attn: Sam Fleischman, Supervisory Principal

Email: sfleischman@efhuttongroup.com

Copy (which copy shall not constitute notice) to:

Ortoli Rosenstadt LLP

366 Madison Avenue, 3rd Floor

New York, NY 10017

Attn: William S. Rosenstadt, Esq.

Mengyi “Jason” Ye, Esq.

Yarona L. Yieh, Esq.

Telephone: (212) 588-0022

Email: wsr@orllp.legal

jye@orllp.legal

yly@orllp.legal

If to the Company:

Oak Woods Acquisition Corporation

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

Attn: Lixin Zheng, CEO

Telephone: (+1) 403-561-7750

Email: lxzheng@hotmail.com

Copy (which copy shall not constitute notice) to:

Raiti, PLLC

1345 Avenue of the Americas

New York, NY 10105

Attn: Warren A. Raiti, Esq.

Doris Liu, Esq.

Telephone: (212) 590-2328

Email: wraiti@raitipllc.com

hliu@raitipllc.com

20. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof.

21. The undersigned Insider acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

[Signature Page Follows]

By:
Name of Insider: Space Frontier Investment Holding Limited

Acknowledged and Agreed:

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

Signature Page to Insider Letter Agreement

March 27, 2023

Oak Woods Acquisition Corporation

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

Attn: Lixin Zheng, CEO

EF Hutton, division of

Benchmark Investments,

LLC 590 Madison Avenue,

39th Floor New York, NY

10022 Attn: Jim Campbell

Re: Initial Public Offering

Ladies and Gentlemen:

This letter agreement is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Oak Woods Acquisition Corporation, a Cayman Islands exempt limited company (the “Company”), and EF Hutton, division of Benchmark Investments, LLC, as Representative (the “Representative”) of the several underwriters named on Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one Class A Ordinary Share of the Company, $0.0001 par value (the “Ordinary Shares”), one warrant, where each warrant entitles the holder to purchase one Class A Ordinary Share of the Company at a price of $11.50 per share (the “Warrants”), and one right to receive one-sixth (1/6) of one Class A Ordinary Share of the Company (the “Rights”). Certain capitalized terms used herein are defined in paragraph [18] hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned Insider as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Insider hereby agrees with the Company as follows:

1. If the Company solicits approval of its shareholders of a Business Combination, the undersigned Insider will vote all Class A Ordinary Shares and Class B Ordinary Shares beneficially owned by him, her or it, whether acquired before, in or after the IPO, in favor of such Business Combination.

2. The undersigned hereby agrees that in the event that the Company fails to consummate a Business Combination within twelve (12) months, the time period by which the Company must consummate a Business Combination may be extended by up to eigtheen (18) months. For such extension, Whale Bay International Company Limited (and/or its affiliates or designees) is required to deposit into the Trust Fund for each additional one-month period, an aggregate of $500,000, or up to $575,000 if the Underwriters’ over-allotment option was exercised in full (in either case, $0.033 per IPO Share per month) on or prior to the date of the applicable deadline. Such extension payments would be made in the form of non-interest bearing loans to the Company (the “Extension Loans”), which are due and payable on the consummation of the initial Business Combination out of the proceeds of the Trust Fund released to the Company, or at the option of Whale Bay International Company Limited, all or a portion of all of the total loan amount may be converted into Units at a price of $10.00 per Unit, which Units will be identical to the Private Units. If the Company does not complete a Business Combination, the Extension Loans will be repaid out of funds not held in the trust account, and only to the extent available.

3. (a) Unless the Company’s shareholders are previously given the option to redeem their shares in connection with amending applicable documents to extend the time that the Company has to complete a Business Combination, if the Company fails to consummate a Business Combination within 12 months from the closing of the IPO (or, in the event that the Company extended the period of time to consummate a business combination up to 18 months from the closing of the IPO, as specified in the Company’s amended and restated certificate of incorporation), then the undersigned Insider shall take all reasonable steps to (i) cause the Trust Fund to be liquidated and distributed to the holders of the IPO Shares and (ii) cause the Company to liquidate as soon as reasonably practicable.

(b) The undersigned Insider hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his, her or its Insider Shares and any shares underlying the Private Units (“Claim”) and hereby waives any Claim the undersigned Insider may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned Insider acknowledges and agrees that there will be no distribution from the Trust Fund with respect to any Ordinary Shares, Warrants or Rights underlying the Private Units, all of which will terminate on the Company’s liquidation.

4. In the event of the liquidation of the Trust Fund, the undersigned Insider agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any target business or vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount of funds in the Trust Fund; provided that such indemnity shall not apply if such target business, vendor or other person has executed an agreement waiving any claims against the Trust Fund.

5. In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, the undersigned Insider agrees to advance such funds necessary to complete such liquidation and agrees not to seek recourse for such expenses.

6. (a) During the period ending 180 days after the effective date of the Underwriting Agreement, the undersigned Insider hereby agrees he, she or it shall not, without the prior written consent of the Representative, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder, with respect to any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, Class A or Class B Ordinary Shares, Warrants, Rights or any securities convertible into, or exercisable, or exchangeable for, Class A or Class B Ordinary Shares owned by it, him or her, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). The undersigned Insider acknowledges and agrees that, prior to the effective date of any release or waiver of the restrictions set forth in this paragraph [6], the Company shall announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer of securities that is not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

(b) The undersigned Insider hereby agrees that none of the Private Units or any Class A Ordinary Shares, Warrants or Rights underlying the Private Units may be sold, assigned or transferred (except to the Permitted Transferees) until after the consummation of the initial Business Combination. The “Permitted Transferees” include: (i) transfers among the Insiders, to our officers, directors, advisors and employees, (ii) transfers to an insider’s affiliates or its members upon its liquidation, (iii) transfers to relatives and trusts for estate planning purposes, (iv) transfers by virtue of the laws of descent and distribution upon death, (v) transfers pursuant to a qualified domestic relations order, (vi) private sales made at prices no greater than the price at which the securities were originally purchased or (vii) transfers to us for cancellation in connection with the consummation of an initial business combination, in each case (except for clause (vii)) where the transferee agrees to the same transfer restrictions, as well as the other applicable restrictions and agreements of the holders of the insider shares.

7. The undersigned Insider will escrow all of his, her or its Insider Shares pursuant to the terms of a Stock Escrow Agreement, which the Company will enter into with the undersigned Insider and an escrow agent acceptable to the Company.

8. The undersigned Insider agrees that until the Company consummates a Business Combination, the undersigned Insider’s Private Units will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned

Insider’s Private Units.

9. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned Insider agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned Insider might have.

10. The undersigned Insider acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders or their affiliates, including any company that is a portfolio company of, or otherwise affiliated with, or has received financial investment from, an entity with which any Insider or its affiliates is affiliated, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm (or another independent firm that commonly renders valuation opinions for the type of target business that the Company is seeking to acquire) that such Business Combination is fair to the Company’s unaffiliated shareholders from a financial point of view.

11. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in connection with, the consummation of the Business Combination; provided that the Company shall be allowed to repay working capital loans (the “Working Capital Loans”) made by the undersigned Insider to the Company in cash upon consummation of the Business Combination. Notwithstanding the foregoing, the undersigned Insider and any affiliate of the undersigned Insider shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with identifying, investigating and consummating a Business Combination.

12. Neither the undersigned Insider, any member of the family of the undersigned Insider, nor any affiliate of the undersigned Insider will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned Insider, any member of the family of the undersigned Insider or any affiliate of the undersigned Insider originates a Business Combination.

13. The undersigned Insider agrees to be a [director/officer] of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned Insider’s biographical information previously furnished to the Company and the Representative is true and accurate in all material respects, does not omit any material information with respect to the undersigned Insider’s biography and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended (the “Securities Act”).]8 The undersigned Insider’s FINRA Questionnaire and Director and Officer Questionnaire previously furnished to the Company and the Representative is true and accurate in all material respects. The undersigned Insider represents and warrants that:

(a)	He, she or it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him, her or it, or any partnership in which he or she was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(b)	He, she or it has never had a receiver, fiscal agent or similar officer been appointed by a court for his business or property, or any such partnership;

(c)	He, she or it has never been convicted of fraud in a civil or criminal proceeding;

(d)	He, she or it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e)	He, she or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him, her or it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f)	He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his, her or its right to engage in any activity described in clause (e)(i) above, or to be associated with persons engaged in any such activity;

(g)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h)	He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i)	He, she, or it has never been the subject of, or a party to, any Federal, State or foreign judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal, State or foreign securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j)	He, she or it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k)	He, she or it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l)	He, she or it was never subject to a final order of a state or foreign securities commission (or an agency of officer of a state performing like functions); a state or foreign authority that supervises or examines banks, savings associations, or credit unions; a state or foreign insurance commission (or an agency or officer of a state performing like functions); an appropriate federal or foreign banking agency; the CFTC; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m)	He, she or it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of the sale of the Units, restrained or enjoined him, her or it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC or any foreign regulatory agency with similar functions; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n)	He, she or it has never been subject to any order of the SEC or any foreign regulatory agency with similar functions that orders him, her or it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c) and Section 206(1) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o)	He, she or it has never filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p)	He, she or it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q)	He, she or it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the CFTC; or the National Credit Union Administration that bars the undersigned Insider from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r)	He, she or it is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(f) of the Advisers Act that: (i) suspends or revokes the undersigned Insider’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned Insider from being associated with any entity or from participating in the offering of any penny stock; and

(s)	He, she or it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self- regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

14. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement [and the undersigned Insider has full right and power, without violating any agreement by which he, she or it is bound, to serve as a Director and/or officer of the Company and consents to being named in the registration statement on Form S-1 and prospectus filed by the Company with the SEC, road show and any other materials as an officer and/or director of the Company, as applicable.]9.

15. The undersigned Insider hereby waives his, her or its right to exercise redemption rights with respect to any Class A or Class B Ordinary Shares owned or to be owned by the undersigned Insider, directly or indirectly, whether purchased by the undersigned Insider prior to the IPO, in the IPO or in the aftermarket, and agrees that he, she or it will not seek redemption with respect to or otherwise sell such shares in connection with any vote to approve a Business Combination with respect thereto, a vote to amend the provisions of the Company’s Amended and Restated Certificate of Incorporation, or a tender offer by the Company prior to a Business Combination.

16. The undersigned Insider hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company offers holders of IPO Shares the right to receive their pro rata portion of the funds then held in the Trust Fund.

17. In connection with Section 5-1401 of the General Obligations Law of the State of New York, this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this letter agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non- prevailing party or as otherwise directed by the arbitrators.

18. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, contractual arrangement, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and shareholders of the Company immediately prior to the IPO and, for the avoidance of doubt, does not include the Representative or the Underwriters; (iii) “Insider Shares” means all of the shares of Common Stock acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the Class A Ordinary Shares issued in the IPO; (v) “Private Units” means (x) the Units purchased in the private placement taking place simultaneously with the consummation of the IPO, (y) the additional Units purchased in the private placement taking place simultaneously with any exercise of the over-allotment option by the underwriters in the IPO as described in the Registration Statement and (z) any additional Units issued in consideration of Working Capital Loans or Extension Loans; (vi) “Registration Statement” means the registration statement on Form S-1 filed by the Company with respect to the IPO; and (vii) “Trust Fund” means the trust fund into which a portion of the net proceeds of the IPO will be deposited.

19. Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

If to the Representative:

If to the Representative:

EF Hutton, division of Benchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

Attn: Sam Fleischman, Supervisory Principal

Email: sfleischman@efhuttongroup.com

Copy (which copy shall not constitute notice) to:

Ortoli Rosenstadt LLP

366 Madison Avenue, 3rd Floor

New York, NY 10017

Attn: William S. Rosenstadt, Esq.

Mengyi “Jason” Ye, Esq.

Yarona L. Yieh, Esq.

Telephone: (212) 588-0022

Email: wsr@orllp.legal

jye@orllp.legal

yly@orllp.legal

If to the Company:

Oak Woods Acquisition Corporation

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

Attn: Lixin Zheng, CEO

Telephone: (+1) 403-561-7750

Email: lxzheng@hotmail.com

Copy (which copy shall not constitute notice) to:

Raiti, PLLC

1345 Avenue of the Americas

New York, NY 10105

Attn: Warren A. Raiti, Esq.

Doris Liu, Esq.

Telephone: (212) 590-2328

Email: wraiti@raitipllc.com

hliu@raitipllc.com

20. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof.

21. The undersigned Insider acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

[Signature Page Follows]

Sincerely,

By:
Name of Insider: Whale Bay International Company

Acknowledged and Agreed:

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

Signature Page to Insider Letter Agreement